ASSETS HELD FOR RESALE	12 Months Ended
Dec. 31, 2014
Text Block [Abstract]
ASSETS HELD FOR RESALE

NOTE 7 – ASSETS HELD FOR RESALE

In the course of seeking licenses for new locations, the Company has to enter into real estate purchase agreements in order to secure the sites to be developed for clients’ dispensaries and cultivation centers. The Company intends to close on the real estate where purchase agreements have been signed, or to seek partners to replace the Company on each property purchased. During the second quarter of 2014 one of the Company’s subsidiaries entered into a real estate purchase agreement for a Washington state property. The purchase transaction was closed during the third quarter for a total purchase price of $399,594 partially financed by a promissory note for $249,000. The note bears an interest rate of 12% per year and matures on January 30, 2015. The balance of Assets held for resale as of December 31, 2014 is $399,594. There were no such assets as of December 31, 2013.